November 8, 1999


                      DREYFUS VARIABLE INVESTMENT FUND
                         Growth and Income Portfolio

                 Supplement to Prospectus dated May 1, 1999

     The fund employs a "bottom-up" approach focusing primarily on low and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The portfolio manager uses fundamental analysis to create a broadly diversified, value-tilted portfolio with a weighted average P/E ratio less than that of the S&P 500, and a long-term projected earnings growth greater than that of the S&P 500. The manager also considers balance sheet and income statement items, such as return on equity and debt-to-capital ratios, as well as projected dividend growth rates. The fund looks for companies with strong positions in their industries that have the potential for something positive to happen, including above-average earnings growth or positive changes in company management or the industry.